UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

AllianzGI Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2014

Date of reporting period:	January 31, 2014

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2-3	Letter from Chairman of the Board & President
4-6	Fund Insights
7-8	Performance & Statistics
9-27	Schedules of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
31-42	Notes to Financial Statements
43-44	Financial Highlights
45	Report of Independent Registered Public Accounting Firm
46	Tax Information
47	Shareholder Meeting Results/Proxy Voting Policies & Procedures/Changes in Investment Policy
48-49	Privacy Policy
50-51	Dividend Reinvestment Plan
52-53	Board of Trustees
54	Fund Officers

Letter from Chairman of the Board & President

Dear Shareholder:

The US economy expanded throughout the fiscal 12-month reporting period ended January 31, 2014. Bond yields moved higher as the Federal Reserve (the “Fed”) adjusted monetary policy and stocks posted impressive gains.

For the 12-month reporting period ended January 31, 2014:

•        AllianzGI NFJ Dividend, Interest & Premium Strategy Fund increased 12.09% on net asset value (“NAV”) and 18.83% on market price.

•        AllianzGI Equity & Convertible Income Fund increased 15.48% on NAV and 12.35% on market price.

During the reporting period, the Russell 3000 Index, a broad measure of US stock market performance, increased 22.60%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 20.02%; and the Russell 1000 Growth Index, a measure of growth style stocks, advanced 24.35%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 22.33%.

During the reporting period, US economic growth accelerated. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, grew at an annual pace of 1.1% during the first quarter of 2013. GDP growth, on an annual basis, increased to 2.5% and 4.1% during the second and third quarters of 2013, respectively. The US Commerce Department reported that third quarter 2013 GDP growth was the highest since the fourth quarter of 2011. This improvement was partially due to an increase in private inventory and decelerating imports. According to the US Commerce Department, fourth quarter 2013 GDP growth expanded at a 2.4% annual pace.

The Fed maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the Fed announced that it would begin tapering its asset purchase program beginning in January 2014, from $85 billion to $75 billion. The Fed also reiterated that tapering did not signify that it would raise interest rates any time soon, indicating, “it likely will be appropriate to maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%.”

2  Annual Report | January 31, 2014

The US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration, a partial federal government shutdown and rising interest rates. Barring unanticipated strengthening of US labor markets and accelerating inflation, we expect the central bank to take a measured approach to the reduction of purchases in 2014. Tapering of asset purchases, as well as concerns about global growth, ongoing geopolitical issues and dysfunction in Washington DC, will likely contribute to increased market volatility.

Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group LLC and Allianz Global Investors U.S. LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

January 31, 2014 | Annual Report  3

Fund Insights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund/AllianzGI Equity & Convertible Income Fund Market Environment

January 31, 2014 (unaudited)

In the reporting period, convertible bonds largely benefited from higher equity prices, and to a lesser extent, credit spread tightening. Healthy corporate earnings, continued global economic improvement and ongoing accommodative global central bank policies supported the stock market’s advance. In addition, convertible bonds benefited from a lack of credit risk. Solid balance sheets were confirmed in the reporting season. The new-issue corporate-bond market produced a lower semi-annual interest-expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helps eliminate near-term amortization risk in the market.

Despite a significant rise in convertible bonds overall, there were periods of uncertainty. Market weakness was generally more macro in nature than fundamentally driven. In particular, headlines focused on the Fed led to episodes of volatility. What had been perceived by investors as a unilaterally accommodative global monetary policy was tempered by the language, not the actions, of the US Federal Reserve. The Fed’s statements in June rattled the markets in general, but they also specifically impacted longer-dated Treasuries.

The latter half of the period was transitional, as several structural and fundamental drivers of investor sentiment moved away from speculation and toward certainty. Risk assets, including the equity and convertible markets, responded positively to these stabilizing factors, which restored confidence among investors in the US and global economy. Among the macro factors that contributed to performance: the Fed announced tapering, the House and Senate passed a budget, the media circus associated with the government shutdown proved to be overblown, US economic statistics continued to surprise on the upside, and, in the euro zone, the majority of economies and financial conditions stabilized.

As the period came to a close, convertibles weathered a decline in both sentiment and the equity markets as investors faced economic data indicating slower growth and emerging-market headwinds.

Against this backdrop the convertible market outperformed fixed-income asset classes during the period due to their low and even negative correlations with interest rates. Additionally, US equities ended 2013 on a particularly high note, with the S&P 500 Index up 32.4% for the calendar year. These annual returns marked the index’s best year since 1997 and 11th best year since 1926.

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), were muted compared to previous years. During the reporting period the VIX traded in a tight range, fluctuating between 11 and 22. The most elevated readings were

4  Annual Report | January 31, 2014

concurrent with economic uncertainty, tapering concerns, the government closure and debt ceiling fears. After beginning the period at 14.28, the VIX closed at 18.41.

Sector level performance was positive within the Russell 1000 Value Index. Information Technology, Industrials, Consumer Discretionary and Health Care were among the strongest-performing sectors. In contrast, Telecom Services, Energy, Utilities and Materials issuers underperformed on a relative basis.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Fund Insights

For the period of February 1, 2013 through January 31, 2014 as provided by Ben Fischer, CFA, Portfolio Manager.

For the twelve month period ended January 31, 2014, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 12.09% on net asset value (“NAV”) and 18.83% on market price.

Portfolio specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds provided upside participation during the equity advance and helped to cushion the Fund from downside volatility when stocks declined.

In the convertibles sleeve, stronger issue-specific performance helped in the Industrials and Consumer Discretionary sectors. Furthermore, an overweight in Transportation and an underweight in Financials aided returns. In contrast, weaker relative performance and an underweight in the Health Care sector detracted. Additionally, Technology issues underperformed their respective counterparts.

AllianzGI Equity & Convertible Income Fund

Fund Insights

For the period of February 1, 2013 through January 31, 2014 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the twelve month period ended January 31, 2014, AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 15.48% on NAV and 12.35% on market price.

Portfolio specifics

On January 27, 2014, the AllianzGI Global Equity and Convertible Income Fund was reorganized into the AllianzGI Equity & Convertible Income Fund. We do not anticipate the merger to impact the overall performance of the Fund. More details on the reorganization can be found in Note 7 to the Financial Statements starting on page 41.

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds provided upside participation during the equity advance and helped to cushion the Fund from downside volatility when stocks declined.

In the equity sleeve, stock picking within the Financials and Telecom Services sectors benefited the Fund. Additionally, an overweight in Information Technology and an underweight in Consumer Staples led to better relative returns. Conversely, security selection within Energy and Industrials hampered performance, followed by Consumer Discretionary and Health Care.

January 31, 2014 | Annual Report  5

In the convertibles sleeve, stronger issue-specific performance helped in the Financials, Industrials and Media sectors. Furthermore, an overweight in Transportation aided returns. In contrast, weaker relative performance and an underweight in the Health Care sector detracted. Additionally, Consumer Discretionary and Technology issues underperformed their respective counterparts.

The portfolio benefitted from opportunistically over-writing on individual equity positions. Single stock implied volatilities for the front month continued to be low. Despite the challenging volatility, acceptable single stock premiums were recognized. As select equity holdings moved higher, the covered calls were actively managed to higher strikes.

6  Annual Report | January 31, 2014

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	18.83%	12.09%
5 Year	15.80%	13.65%
Commencement of Operations (2/28/05) to 1/31/14	4.97%	5.24%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 1/31/14	Market Price	$17.86
	NAV	$18.19
NAV	Discount to NAV	(1.81)%
Market Price	Market Price Yield(2)	3.02%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2014.

January 31, 2014 | Annual Report 7

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	12.35%	15.48%
5 Year	15.07%	17.30%
Commencement of Operations (2/27/07) to 1/31/14	3.85%	6.15%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 1/31/14	Market Price	$18.73
	NAV	$21.79
NAV	Discount to NAV	(14.04)%
Market Price	Market Price Yield(2)	5.98%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2014.

8 Annual Report | January 31, 2014

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014

Shares		Value
Common Stock – 67.1%
	Aerospace & Defense – 1.8%
85,000	Lockheed Martin Corp.	$12,827,350
150,000	Northrop Grumman Corp. (a)	17,332,500
		30,159,850
	Automobiles – 2.1%
2,100,000	Ford Motor Co. (a)	31,416,000
144,179	General Motors Co. (b)	5,201,978
		36,617,978
	Beverages – 0.8%
253,800	Molson Coors Brewing Co., Class B	13,360,032
	Capital Markets – 1.2%
200,000	Ameriprise Financial, Inc. (a)	21,128,000
	Chemicals – 0.7%
200,000	EI du Pont de Nemours & Co. (a)	12,202,000
	Commercial Banks – 6.1%
1,300,000	Fifth Third Bancorp (a)	27,326,000
300,000	PNC Financial Services Group, Inc. (a)	23,964,000
1,164,900	Wells Fargo & Co. (a)	52,816,566
		104,106,566
	Communications Equipment – 1.2%
830,900	Cisco Systems, Inc. (a)	18,205,019
24,500	Harris Corp.	1,698,830
		19,903,849
	Consumer Finance – 1.3%
1,010,000	SLM Corp. (a)	22,987,600
	Diversified Financial Services – 3.6%
630,200	Citigroup, Inc. (a)	29,890,386
590,000	JP Morgan Chase & Co. (a)	32,662,400
		62,552,786
	Diversified Telecommunication Services – 1.4%
715,500	AT&T, Inc.	23,840,460
	Electric Utilities – 0.0%
500	American Electric Power Co., Inc.	24,405
	Energy Equipment & Services – 0.9%
172,000	Diamond Offshore Drilling, Inc.	8,348,880
150,000	Ensco PLC, Class A	7,555,500
		15,904,380
	Food & Staples Retailing – 0.3%
75,000	Wal-Mart Stores, Inc.	5,601,000
	Food Products – 0.2%
39,038	Bunge Ltd.	2,957,519
	Health Care Equipment & Supplies – 1.4%
364,100	Baxter International, Inc. (a)	24,868,030

January 31, 2014 | Annual Report  9

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Shares		Value
	Household Durables – 0.9%
498,100	Newell Rubbermaid, Inc. (a)	$15,391,290
	Industrial Conglomerates – 2.0%
1,353,217	General Electric Co. (a)	34,006,343
	Insurance – 5.7%
57,396	American International Group, Inc.	2,752,712
1,022,100	MetLife, Inc. (a)	50,134,005
550,000	The Allstate Corp. (a)	28,160,000
200,000	The Travelers Cos, Inc. (a)	16,256,000
		97,302,717
	IT Services – 1.3%
2,125,000	Xerox Corp. (a)	23,056,250
	Metals & Mining – 4.4%
2,029,900	Barrick Gold Corp. (a)	39,136,472
1,130,700	Freeport-McMoRan Copper & Gold, Inc. (a)	36,645,987
		75,782,459
	Multi-Utilities – 1.5%
682,600	Ameren Corp. (a)	25,829,584
	Oil, Gas & Consumable Fuels – 10.1%
79,781	Apache Corp.	6,403,223
200,000	Chevron Corp. (a)	22,326,000
650,000	ConocoPhillips (a)	42,217,500
700,000	Marathon Oil Corp. (a)	22,953,000
500,500	Royal Dutch Shell PLC, Class A, ADR (a)	34,584,550
800,000	Total SA, ADR (a)	45,736,000
		174,220,273
	Paper & Forest Products – 1.4%
500,000	International Paper Co. (a)	23,870,000
	Pharmaceuticals – 7.2%
370,000	AstraZeneca PLC, ADR (a)	23,495,000
250,000	Johnson & Johnson (a)	22,117,500
430,200	Merck & Co., Inc. (a)	22,787,694
800,000	Pfizer, Inc. (a)	24,320,000
690,942	Teva Pharmaceutical Industries Ltd., ADR (a)	30,836,742
		123,556,936
	Real Estate Investment Trust – 1.4%
2,219,000	Annaly Capital Management, Inc. (a)	23,898,630
	Road & Rail – 1.0%
184,100	Norfolk Southern Corp. (a)	17,045,819
	Semiconductors & Semiconductor Equipment – 2.3%
1,597,800	Intel Corp. (a)	39,210,012
	Software – 2.8%
600,000	CA, Inc. (a)	19,248,000
770,000	Microsoft Corp.	29,144,500
		48,392,500

10  Annual Report | January 31, 2014

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Shares		Value
	Specialty Retail – 1.3%
1,700,000	Staples, Inc.	$22,372,000
	Tobacco – 0.8%
300,000	Reynolds American, Inc. (a)	14,550,000
Total Common Stock (cost-$1,117,668,651)		1,154,699,268

Principal Amount (000s)
Convertible Bonds & Notes – 18.5%
	Aerospace & Defense – 0.3%
$3,000	Alliant Techsystems, Inc., 3.00%, 8/15/24	5,613,750
	Airlines – 0.5%
1,760	United Continental Holdings, Inc., 6.00%, 10/15/29	9,377,500
	Automobiles – 0.3%
2,800	Ford Motor Co., 4.25%, 11/15/16	4,989,250
	Biotechnology – 1.1%
	BioMarin Pharmaceutical, Inc.,
2,265	0.75%, 10/15/18	2,427,797
2,000	1.50%, 10/15/20	2,180,000
	Cubist Pharmaceuticals, Inc.,
195	1.125%, 9/1/18 (c)(d)	230,466
3,500	1.875%, 9/1/20 (c)(d)	4,145,312
1,265	2.50%, 11/1/17	3,236,028
4,000	Emergent Biosolutions, Inc., 2.875%, 1/15/21 (c)(d)	4,175,000
1,640	Medivation, Inc., 2.625%, 4/1/17	2,722,400
		19,117,003
	Capital Markets – 0.9%
7,580	Ares Capital Corp., 5.75%, 2/1/16	8,233,775
6,795	BGC Partners, Inc., 4.50%, 7/15/16	7,147,491
		15,381,266
	Commercial Services – 0.2%
3,640	Cenveo Corp., 7.00%, 5/15/17	4,017,650
	Communications Equipment – 0.7%
1,000	Finisar Corp., 0.50%, 12/15/33 (c)(d)	1,058,750
10,250	Ixia, 3.00%, 12/15/15	10,839,375
		11,898,125
	Computers & Peripherals – 0.2%
2,945	SanDisk Corp., 0.50%, 10/15/20 (c)(d)	2,956,044
	Construction Materials – 0.1%
1,005	Cemex S.A.B. de C.V., 4.875%, 3/15/15	1,215,422
	Energy Equipment & Services – 0.6%
4,000	Exterran Holdings, Inc., 4.25%, 6/15/14	6,037,500
2,500	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	2,834,375
2,000	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	2,218,750
		11,090,625

January 31, 2014 | Annual Report  11

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Health Care Providers & Services – 0.3%
$2,725	Healthways, Inc., 1.50%, 7/1/18 (c)(d)	$2,738,625
2,200	Molina Healthcare, Inc., 1.125%, 1/15/20 (c)(d)	2,391,125
610	Omnicare, Inc., 3.50%, 2/15/44	637,450
		5,767,200
	Health Care Technology – 0.2%
2,000	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20 (c)(d)	2,352,500
1,000	Medidata Solutions, Inc., 1.00%, 8/1/18 (c)(d)	1,316,875
		3,669,375
	Hotels, Restaurants & Leisure – 0.6%
5,995	MGM Resorts International, 4.25%, 4/15/15	8,426,722
1,930	Morgans Hotel Group Co., 2.375%, 10/15/14	1,898,637
		10,325,359
	Household Durables – 1.1%
4,265	DR Horton, Inc., 2.00%, 5/15/14	7,703,656
2,000	KB Home, 1.375%, 2/1/19	2,083,750
1,500	Lennar Corp., 3.25%, 11/15/21 (c)(d)	2,740,313
6,500	The Ryland Group, Inc., 0.25%, 6/1/19	6,231,875
		18,759,594
	Insurance – 0.6%
4,500	Amtrust Financial Services, Inc., 5.50%, 12/15/21	5,866,875
4,000	HCI Group, Inc., 3.875%, 3/15/19 (c)(d)	3,802,500
		9,669,375
	Internet & Catalog Retail – 0.2%
3,000	Ctrip.com International Ltd., 1.25%, 10/15/18 (c)(d)	2,746,875
	Internet Software & Services – 1.6%
1,000	Blucora, Inc., 4.25%, 4/1/19 (c)(d)	1,355,000
4,500	Dealertrack Technologies, Inc., 1.50%, 3/15/17	6,145,312
4,500	Equinix, Inc., 4.75%, 6/15/16	10,262,812
3,835	Qihoo 360 Technology Co., Ltd., 2.50%, 9/15/18 (c)(d)	4,477,363
1,000	SINA Corp., 1.00%, 12/1/18 (c)(d)	933,750
4,000	Web.com Group, Inc., 1.00%, 8/15/18	4,722,500
		27,896,737
	Liesure Equipment & Products – 0.1%
1,155	JAKKS Pacific, Inc., 4.25%, 8/1/18 (c)(d)	1,034,447
	Machinery – 2.0%
5,190	Greenbrier Cos, Inc., 3.50%, 4/1/18	6,614,006
	Meritor, Inc.,
7,000	4.625%, 3/1/26 (e)	7,231,875
5,020	7.875%, 3/1/26	7,313,513
7,000	Navistar International Corp., 3.00%, 10/15/14	7,048,125
4,450	Wabash National Corp., 3.375%, 5/1/18	6,163,250
		34,370,769
	Marine – 0.2%
3,090	DryShips, Inc., 5.00%, 12/1/14	3,070,688

12  Annual Report | January 31, 2014

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Media – 0.1%
$4,000	Liberty Interactive LLC, 3.50%, 1/15/31	$2,140,000
	Metals & Mining – 0.3%
250	Alcoa, Inc., 5.25%, 3/15/14	447,345
4,805	Steel Dynamics, Inc., 5.125%, 6/15/14	5,120,328
		5,567,673
	Oil, Gas & Consumable Fuels – 1.1%
2,000	Chesapeake Energy Corp., 2.50%, 5/15/37	2,035,000
5,500	Cobalt International Energy, Inc., 2.625%, 12/1/19	4,901,875
8,975	Peabody Energy Corp., 4.75%, 12/15/41	7,056,594
2,000	Stone Energy Corp., 1.75%, 3/1/17	2,148,750
750	Western Refining, Inc., 5.75%, 6/15/14	3,068,437
		19,210,656
	Pharmaceuticals – 0.2%
1,500	Auxilium Pharmaceuticals, Inc., 1.50%, 7/15/18	1,876,875
740	Pacira Pharmaceuticals, Inc., 3.25%, 2/1/19	2,092,350
		3,969,225
	Real Estate Investment Trust – 0.4%
6,000	Redwood Trust, Inc., 4.625%, 4/15/18	6,206,250
	Road & Rail – 0.6%
3,000	Avis Budget Group, Inc., 3.50%, 10/1/14	7,057,500
1,000	Hertz Global Holdings, Inc., 5.25%, 6/1/14	3,155,630
		10,213,130
	Semiconductors & Semiconductor Equipment – 1.4%
2,495	GT Advanced Technologies, Inc., 3.00%, 12/15/20	2,809,994
5,000	Intel Corp., 3.25%, 8/1/39	6,609,400
2,000	JinkoSolar Holding Co., Ltd., 4.00%, 2/1/19 (c)(d)	1,810,000
1,500	Novellus Systems, Inc., 2.625%, 5/15/41	2,374,687
2,000	ON Semiconductor Corp., 2.625%, 12/15/26	2,260,000
6,500	SunPower Corp., 4.75%, 4/15/14	8,116,875
		23,980,956
	Software – 2.3%
3,015	Bottomline Technologies (DE), Inc., 1.50%, 12/1/17	3,977,916
3,875	Cadence Design Systems, Inc., 2.625%, 6/1/15	7,331,016
2,250	Concur Technologies, Inc., 0.50%, 6/15/18 (c)(d)	2,910,937
2,000	NetSuite, Inc., 0.25%, 6/1/18 (c)(d)	2,252,500
2,900	Nuance Communications, Inc., 2.75%, 8/15/27	3,026,875
11,000	Salesforce.com, Inc., 0.25%, 4/1/18 (c)(d)	12,629,375
3,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16	3,631,875
3,230	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,149,250
		38,909,744
	Thrifts & Mortgage Finance – 0.3%
3,000	Radian Group, Inc., 2.25%, 3/1/19	4,556,250
Total Convertible Bonds & Notes (cost-$314,055,884)		317,720,938

January 31, 2014 | Annual Report  13

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Shares		Value
Convertible Preferred Stock – 8.7%
	Aerospace & Defense – 0.2%
44,500	United Technologies Corp., 7.50%, 8/1/15	$2,867,135
	Airlines – 0.7%
228,685	Continental Airlines Finance Trust II, 6.00%, 11/15/30	11,655,800
	Auto Components – 0.5%
121,700	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	7,989,605
	Biotechnology – 0.6%
	Credit Suisse (Gilead Sciences, Inc.) (f),
148,560	8.00%, 5/9/14	10,088,709
9,535	12.00%, 12/15/14	642,754
		10,731,463
	Capital Markets – 0.4%
109,470	AMG Capital Trust I, 5.10%, 4/15/36	7,313,964
	Commercial Banks – 0.4%
3,525	Huntington Bancshares, Inc., 8.50% (g)	4,462,650
2,790	Wells Fargo & Co., 7.50%, Ser. L (g)	3,229,425
		7,692,075
	Diversified Financial Services – 0.5%
7,665	Bank of America Corp., 7.25%, Ser. L (g)	8,574,146
	Diversified Telecommunication Services – 0.1%
50,000	Intelsat SA, 5.75%, 5/1/16	2,626,250
	Food Products – 0.6%
78,830	Bunge Ltd., 4.875% (g)	8,158,905
25,500	Post Holdings, Inc., 2.50% (c)(d)(g)	2,715,750
		10,874,655
	Health Care Equipment & Services – 0.1%
7,000	Alere, Inc., 3.00% (g)	2,061,710
	Insurance – 0.6%
133,805	JPMorgan Chase & Co., 7.00%, 3/10/14 (American International Group, Inc.) (f)	5,575,655
155,875	MetLife, Inc., 5.00%, 3/26/14	4,543,756
		10,119,411
	IT Services – 0.2%
31,360	Unisys Corp., 6.25%, 3/1/14	2,902,995
	Machinery – 0.3%
40,000	Stanley Black & Decker, Inc., 4.75%, 11/17/15	4,805,600
	Metals & Mining – 1.2%
470,810	ArcelorMittal, 6.00%, 1/15/16	11,623,122
220,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	4,177,800
300,000	Thompson Creek Metals Co., Inc., 6.50%, 5/15/15	4,327,500
		20,128,422
	Multi-Utilities – 0.6%
204,100	AES Trust III, 6.75%, 10/15/29	10,229,492

14  Annual Report | January 31, 2014

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 1.1%
45,100	ATP Oil & Gas Corp., 8.00%, 10/1/14 (c)(d)(g)	$3,653
	Chesapeake Energy Corp. (g),
99,950	5.00%	9,613,941
2,000	5.75%, (c)(d)	2,303,750
16,265	Energy XXI Bermuda Ltd., 5.625% (g)	4,383,925
30,000	Sanchez Energy Corp., 4.875% (g)	2,062,500
		18,367,769
	Real Estate Investment Trust – 0.4%
176,800	Alexandria Real Estate Equities, Inc., 7.00% (g)	4,619,784
35,385	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (g)	1,921,052
		6,540,836
	Road & Rail – 0.1%
12,300	Genesee & Wyoming, Inc., 5.00%, 10/1/15	1,506,135
	Wireless Telecommunication Services – 0.1%
25,000	Crown Castle International Corp., 4.50%, 11/1/16	2,452,250
Total Convertible Preferred Stock (cost-$155,828,564)		149,439,713

Principal Amount (000s)
Short-Term Investments – 6.1%
	Time Deposits – 6.1%
$11,176,629	Citibank-Nassau, 0.03%, 2/3/14	11,176,629
93,666,635	Wells Fargo-Grand Cayman, 0.03%, 2/3/14	93,666,635
Total Short Term Investments (cost-$104,843,264)		104,843,264
Total Investments, before call options written (cost-$1,692,396,363) – 100.4%		1,726,703,183

Contracts
Call Options Written (b) – (0.3)%
	Morgan Stanley Cyclical Index, (ASE),
425	strike price $1440, expires 3/22/14	(1,011,500)
250	strike price $1480, expires 2/22/14	(65,000)
275	strike price $1500, expires 2/22/14	(99,000)
	NASDAQ 100 Flex Index, (CBOE),
100	strike price $3665, expires 3/7/14	(138,460)
	NASDAQ 100 Index, (CBOE),
125	strike price $3640, expires 2/22/14	(127,500)
125	strike price $3650, expires 2/22/14	(110,000)
	Philadelphia Oil Service Sector Flex Index, (CBOE),
1,600	strike price $283, expires 2/7/14	(4,953)
1,400	strike price $288, expires 2/14/14	(12,744)

January 31, 2014 | Annual Report  15

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

Contracts		Value
	Philadelphia Oil Service Sector Index, (PHL),
1,800	strike price $270, expires 3/22/14	$(864,000)
1,600	strike price $285, expires 2/22/14	(296,000)
	Philadelphia Stock Exchange KBW Bank Flex Index, (CBOE),
6,000	strike price $68.5, expires 2/7/14	(142,193)
5,000	strike price $69.5, expires 3/14/14	(360,495)
5,000	strike price $70.5, expires 2/7/14	(3,619)
5,000	strike price $70.5, expires 2/14/14	(31,681)
6,000	strike price $72, expires 3/7/14	(77,066)
	Philadelphia Stock Exchange KBW Bank Index, (PHL),
6,000	strike price $70, expires 2/22/14	(285,000)
50	strike price $70, expires 3/22/14	(7,000)
	Standard & Poor’s 500 Flex Index, (CBOE),
225	strike price $1825, expires 2/7/14	(33,759)
225	strike price $1835, expires 2/7/14	(16,503)
225	strike price $1840, expires 2/14/14	(48,336)
200	strike price $1870, expires 2/14/14	(9,423)
	Standard & Poor’s 500 Index, (CBOE),
225	strike price $1810, expires 3/7/14	(405,000)
225	strike price $1815, expires 3/14/14	(415,125)
200	strike price $1855, expires 2/22/14	(35,500)
225	strike price $1860, expires 2/28/14	(61,313)
Total Call Options Written (premiums received-$11,202,100)		(4,661,170)
Total Investments, net of call options written (cost-$1,681,194,263) – 100.1%		1,722,042,013
Other liabilities in excess of other assets – (0.1)%		(2,553,269)
Net Assets – 100.0%		$1,719,488,744

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written. written.
(b)	Non-income producing.
(c)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $63,080,910, representing 3.7% of net assets.
(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(f)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(g)	Perpetual maturity. The date shown, if any, is the next call date.
(h)	Transactions in call options written for the year ended January 31, 2014:

	Contracts	Premiums
Options outstanding, January 31, 2013	54,662	$14,374,714
Options written	318,090	89,739,687
Options terminated in closing transactions	(235,792)	(71,761,529)
Options expired	(94,460)	(21,150,772)
Options outstanding, January 31, 2014	42,500	$11,202,100

16  Annual Report | January 31, 2014

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

(i)	Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities – Assets
Common Stock	$1,154,699,268	$ –	$ –	$1,154,699,268
Convertible Bonds & Notes	–	317,720,938	–	317,720,938
Convertible Preferred Stock:
Airlines	–	11,655,800	–	11,655,800
Biotechnology	–	–	10,731,463	10,731,463
Capital Markets	–	7,313,964	–	7,313,964
Diversified Telecommunication Services	–	2,626,250	–	2,626,250
Food Products	8,158,905	2,715,750	–	10,874,655
Insurance	4,543,756	–	5,575,655	10,119,411
Metals & Mining	8,505,300	11,623,122	–	20,128,422
Oil, Gas & Consumable Fuels	–	18,367,769	–	18,367,769
All Other	57,621,979	–	–	57,621,979
Short-Term Investments	–	104,843,264	–	104,843,264
	1,233,529,208	476,866,857	16,307,118	1,726,703,183
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(3,781,938)	$(879,232)	–	$(4,661,170)
Totals	$1,229,747,270	$475,987,625	$16,307,118	$1,722,042,013

At January 31, 2014, a security valued at $2,303,750 was transferred from Level 1 to Level 2. This transfer was due to the unavailability of an exchange-traded price at January 31, 2014.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2014, was as follows:

	Beginning Balance 1/31/13	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/14
Investments in Securities – Assets
Convertible Preferred Stock:
Biotechnology	–	$8,942,522	–	–	–	$1,788,941	–	–	$10,731,463
Insurance	–	5,712,002	–	–	–	(136,347)	–	–	5,575,655
Totals	–	$14,654,524	–	–	–	$1,652,594	–	–	$16,307,118

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2014 was $1,652,594. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

January 31, 2014 | Annual Report  17

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2014 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2014:

	Ending Balance at 1/31/14	Valuaton Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$16,307,118	Third-Party Pricing Vendor	Single Broker Quote	$41.67 – $67.91

(j)	The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statement of Assets and Liabilities at January 31, 2014:

Location	Market Price
Liability derivatives:
Call options written, at value	$(4,661,170)

The effect of derivatives on the Fund’s Statement of Operations for the year ended January 31, 2014:

Location	Market Price
Net realized loss on:
Call options written	$(89,442,990)
Net change in unrealized appreciation/depreciation of:
Call options written	$28,059,531

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended January 31, 2014 was 48,110 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
PHL	-	Philadelphia Stock Exchange
REIT	-	Real Estate Investment Trust

18  Annual Report | January 31, 2014 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014

Shares		Value
Common Stock – 66.0%
	Aerospace & Defense – 2.9%
84,600	L-3 Communications Holdings, Inc.	$9,396,522
227,800	Textron, Inc. (a)	8,086,900
		17,483,422
	Auto Components – 1.5%
197,600	Johnson Controls, Inc. (a)	9,113,312
	Automobiles – 2.0%
547,300	Ford Motor Co.	8,187,608
108,581	General Motors Co. (b)	3,917,603
		12,105,211
	Beverages – 3.9%
205,700	Coca-Cola Co.	7,779,574
142,700	Molson Coors Brewing Co., Class B	7,511,728
101,300	PepsiCo, Inc.	8,140,468
		23,431,770
	Biotechnology – 2.4%
30,700	Amgen, Inc.	3,651,765
136,100	Gilead Sciences, Inc. (b)	10,976,465
		14,628,230
	Chemicals – 0.8%
47,600	Monsanto Co.	5,071,780
	Communications Equipment – 4.1%
329,000	Cisco Systems, Inc.	7,208,390
122,400	Harris Corp.	8,487,216
125,000	Qualcomm, Inc. (a)	9,277,500
		24,973,106
	Computers & Peripherals – 2.7%
15,800	Apple, Inc.	7,909,480
341,500	EMC Corp.	8,277,960
		16,187,440
	Construction & Engineering – 0.2%
15,200	Fluor Corp.	1,154,592
	Diversified Telecommunication Services – 1.4%
170,800	Verizon Communications, Inc.	8,201,816
	Electric Utilities – 1.6%
68,057	Entergy Corp.	4,289,633
97,185	Exelon Corp.	2,818,365
73,796	PPL Corp.	2,255,944
		9,363,942
	Electronic Equipment, Instruments & Components – 1.5%
106,200	Amphenol Corp., Class A	9,226,656
	Energy Equipment & Services – 3.9%
78,600	Diamond Offshore Drilling, Inc.	3,815,244

January 31, 2014 | Annual Report 19

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

Shares		Value
	Energy Equipment & Services (continued)
105,200	National Oilwell Varco, Inc.	$7,891,052
116,800	Schlumberger Ltd.	10,228,176
119,760	Weatherford International Ltd. (b)	1,621,550
		23,556,022
	Food & Staples Retailing – 0.6%
29,900	Costco Wholesale Corp.	3,359,564
	Food Products – 0.1%
20,500	Archer-Daniels-Midland Co.	809,340
	Health Care Equipment & Supplies – 2.1%
126,700	Baxter International, Inc.	8,653,610
10,600	Intuitive Surgical, Inc. (b)	4,320,348
		12,973,958
	Health Care Providers & Services – 1.8%
61,700	McKesson Corp.	10,761,097
	Hotels, Restaurants & Leisure – 2.1%
88,100	McDonald’s Corp.	8,296,377
57,400	Starbucks Corp.	4,082,288
		12,378,665
	Household Products – 1.5%
115,100	Procter & Gamble Co.	8,818,962
	Independent Power Producers & Energy Traders – 0.9%
192,460	NRG Energy, Inc.	5,360,011
	Industrial Conglomerates – 1.6%
388,085	General Electric Co.	9,752,576
	Insurance – 2.5%
21,129	American International Group, Inc.	1,013,347
101,980	Assured Guaranty Ltd.	2,156,877
46,000	Genworth Financial, Inc., Class A (b)	678,500
11,760	MetLife, Inc.	576,828
116,700	Prudential Financial, Inc.	9,848,313
19,230	XL Group PLC, Class A	552,670
		14,826,535
	Internet & Catalog Retail – 0.7%
11,800	Amazon.com, Inc. (a)(b)	4,232,542
	Internet Software & Services – 2.1%
10,800	Google, Inc., Class A (b)	12,754,476
	IT Services – 2.0%
42,400	International Business Machines Corp.	7,491,232
21,800	Visa, Inc., Class A	4,696,374
		12,187,606
	Machinery – 3.7%
170,200	AGCO Corp.	9,076,766
94,500	Deere & Co.	8,123,220
96,200	Joy Global, Inc.	5,078,398
		22,278,384

20 Annual Report | January 31, 2014

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

Shares		Value
	Media – 0.4%
39,300	Comcast Corp., Class A	$2,139,885
	Metals & Mining – 0.8%
155,800	Freeport-McMoRan Copper & Gold, Inc.	5,049,478
	Multiline Retail – 1.3%
135,700	Target Corp.	7,686,048
	Multi-Utilities – 0.2%
28,169	PG&E Corp.	1,187,323
	Oil, Gas & Consumable Fuels – 3.0%
29,155	Apache Corp.	2,339,980
83,400	Occidental Petroleum Corp.	7,303,338
129,500	Peabody Energy Corp.	2,207,975
127,700	Valero Energy Corp. (a)	6,525,470
		18,376,763
	Pharmaceuticals – 1.7%
161,900	Bristol-Myers Squibb Co.	8,090,143
21,200	Merck & Co., Inc.	1,122,964
26,846	Teva Pharmaceutical Industries Ltd., ADR	1,198,137
		10,411,244
	Road & Rail – 0.9%
240,400	Swift Transportation Co., Class A (b)	5,240,720
	Semiconductors & Semiconductor Equipment – 2.9%
318,000	Intel Corp.	7,803,720
234,800	Texas Instruments, Inc.	9,955,520
		17,759,240
	Software – 3.3%
275,700	Microsoft Corp. (a)	10,435,245
264,800	Oracle Corp.	9,771,120
		20,206,365
	Specialty Retail – 0.9%
73,400	Home Depot, Inc.	5,640,790
Total Common Stock (cost-$460,875,053)		398,688,871
Convertible Preferred Stock – 19.8%
	Aerospace & Defense – 0.6%
58,250	United Technologies Corp., 7.50%, 8/1/15	3,753,048
	Airlines – 0.8%
97,000	Continental Airlines Finance Trust II, 6.00%, 11/15/30	4,943,974
	Auto Components – 0.8%
70,300	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	4,615,195
	Automobiles – 0.6%
60,000	Escrow GM Corp., 7/15/33 (b)(c)	–
96,715	The Goldman Sachs Group, Inc., 8.50%, 12/16/14 (General Motors) (d)	3,604,568
		3,604,568

January 31, 2014 | Annual Report 21

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

Shares		Value
	Biotechnology – 0.7%
61,410	Credit Suisse, 8.00%, 5/9/14 (Gilead Sciences, Inc.) (d)	$4,170,353
	Capital Markets – 0.7%
58,700	AMG Capital Trust I, 5.10%, 4/15/36	3,921,894
	Escrow Lehman Brothers Holdings, Inc. (b)(c)(e),
42,200	6.00%, 10/12/10, Ser. GIS	13,949
42,700	28.00%, 3/6/09, Ser. RIG	129,697
		4,065,540
	Commercial Banks – 1.9%
3,050	Huntington Bancshares, Inc., 8.50% (f)	3,861,300
108,500	The Goldman Sachs Group, Inc., 8.00%, 1/14/15 (Citigroup, Inc.) (d)	5,469,485
2,000	Wells Fargo & Co., 7.50%, Ser. L (f)	2,315,000
		11,645,785
	Computers & Peripherals – 0.6%
146,225	JPMorgan Chase & Co., 7.50%, 3/24/14 (EMC Corp.) (d)	3,287,138
	Diversified Financial Services – 0.9%
4,825	Bank of America Corp., 7.25%, Ser. L (f)	5,397,293
	Electric Utilities – 0.9%
47,900	NextEra Energy, Inc., 5.599%, 6/1/15	2,929,085
50,000	PPL Corp., 8.75%, 5/1/14	2,575,500
		5,504,585
	Energy Equipment & Services – 0.9%
113,965	Wells Fargo & Co., 8.00%, 8/6/14 (Halliburton) (d)	5,235,552
	Food Products – 0.8%
48,800	Bunge Ltd., 4.875% (f)	5,050,800
	Household Durables – 1.0%
158,410	Wells Fargo & Co., 8.00%, 6/20/14 (Lennar Corp.) (d)	5,724,938
	Insurance – 1.0%
103,455	JPMorgan Chase & Co., 7.00%, 3/10/14 (American International Group, Inc.) (d)	4,310,970
68,200	MetLife, Inc., 5.00%, 3/26/14	1,988,030
		6,299,000
	Internet & Catalog Retail – 1.0%
5,960	Credit Suisse, 8.00%, 5/21/14 (Priceline.com) (d)	5,736,202
	IT Services – 0.7%
45,500	Unisys Corp., 6.25%, 3/1/14	4,211,935
	Machinery – 0.8%
	Stanley Black & Decker, Inc.,
25,400	4.75%, 11/17/15	3,051,556
18,415	6.25%, 11/17/16	1,873,726
		4,925,282
	Metals & Mining – 1.2%
178,300	ArcelorMittal, 6.00%, 1/15/16	4,401,781
161,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	3,057,390
		7,459,171

22 Annual Report | January 31, 2014

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

Shares		Value
	Multiline Retail – 1.0%
111,600	The Goldman Sachs Group, Inc., 8.00%, 1/12/15 (Macy’s) (d)	$5,989,572
	Multi-Utilities – 0.5%
58,650	AES Trust III, 6.75%, 10/15/29	2,939,538
	Oil, Gas & Consumable Fuels – 0.8%
25,000	ATP Oil & Gas Corp., 8.00%, 10/1/14 (f)(g)(h)	2,025
34,050	Chesapeake Energy Corp., 5.00% (f)	3,275,184
15,000	SandRidge Energy, Inc., 7.00% (f)	1,495,313
		4,772,522
	Real Estate Investment Trust – 1.6%
131,200	Alexandria Real Estate Equities, Inc., 7.00% (f)	3,428,256
98,900	FelCor Lodging Trust, Inc., 1.95%, Ser. A (f)	2,393,380
75,000	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (f)	4,071,750
		9,893,386
Total Convertible Preferred Stock (cost-$120,974,805)		119,225,377

Principal Amount (000s)
Convertible Bonds & Notes – 8.4%
	Biotechnology – 0.0%
$150	Dendreon Corp., 2.875%, 1/15/16	108,375
	Capital Markets – 1.1%
2,900	Ares Capital Corp., 5.75%, 2/1/16	3,150,125
3,370	BGC Partners, Inc., 4.50%, 7/15/16	3,544,819
		6,694,944
	Construction Materials – 0.7%
3,375	Cemex S.A.B. de C.V., 4.875%, 3/15/15	4,081,641
	Health Care Providers & Services – 0.6%
3,224	HealthSouth Corp., 2.00%, 12/1/43	3,274,375
	Hotels, Restaurants & Leisure – 1.0%
2,995	MGM Resorts International, 4.25%, 4/15/15	4,209,847
2,000	Morgans Hotel Group Co., 2.375%, 10/15/14	1,967,500
		6,177,347
	Internet Software & Services – 0.1%
475	Qihoo 360 Technology Co., Ltd., 2.50%, 9/15/18 (g)(h)	554,562
	Machinery – 2.0%
3,315	Greenbrier Cos, Inc., 3.50%, 4/1/18	4,224,553
	Meritor, Inc.,
3,000	4.625%, 3/1/26 (i)	3,099,375
1,000	7.875%, 3/1/26	1,456,875
3,450	Navistar International Corp., 3.00%, 10/15/14	3,473,719
		12,254,522
	Marine – 0.3%
1,650	DryShips, Inc., 5.00%, 12/1/14	1,639,687

January 31, 2014 | Annual Report 23

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Media – 0.6%
$6,200	Liberty Interactive LLC, 3.50%, 1/15/31	$3,317,000
	Metals & Mining – 0.4%
2,300	Steel Dynamics, Inc., 5.125%, 6/15/14	2,450,938
	Oil, Gas & Consumable Fuels – 0.5%
3,250	Endeavour International Corp., 5.50%, 7/15/16	2,815,312
	Semiconductors & Semiconductor Equipment – 0.6%
3,100	SunPower Corp., 4.75%, 4/15/14	3,871,125
	Software – 0.5%
3,125	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,046,875
	Thrifts & Mortgage Finance – 0.0%
200	MGIC Investment Corp., 5.00%, 5/1/17	231,750
Total Convertible Bonds & Notes (cost-$46,367,287)		50,518,453

Units
Warrants (b) – 0.0%
11,116	General Motors Co., expires 7/10/16 (cost-$775,632)	253,056

Principal Amount (000s)
Short-Term Investments – 7.6%
	Time Deposit – 7.6%
$46,068,249	JPMorgan Chase & Co.-Nassau, 0.03%, 2/3/14 (cost-$46,068,249)	46,068,249
Total Investments, before call options written (cost-$675,061,026) – 101.8%		614,754,006

Contracts
Call Options Written (b) – (0.0)%
	Amazon.com, Inc., (ASE),
65	strike price $435, expires 2/22/14	(1,235)
	Johnson Controls, Inc., (ASE),
830	strike price $55, expires 2/22/14	(6,225)
	Microsoft Corp., (ASE),
1,640	strike price $39, expires 2/22/14	(50,020)
	Qualcomm, Inc., (ASE),
750	strike price $75, expires 2/22/14	(60,750)
	Valero Energy Corp., (ASE),
545	strike price $55, expires 2/22/14	(22,345)
Total Call Options Written (premiums received-$220,497)		(140,575)
Total Investments, net of call options written (cost-$674,840,529) – 101.8%		614,613,431
Other liabilities in excess of other assets – (1.8)%		(10,827,756)
Net Assets – 100.0%		$603,785,675

24 Annual Report | January 31, 2014

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

Notes to Schedule of Investments:

(a)                                 All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)                                 Non-income producing.

(c)                                  Fair-Valued–Securities with an aggregate value of $143,646, representing 0.02% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)                                 Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)                                  In default.

(f)                                   Perpetual maturity. The date shown, if any, is the next call date.

(g)                                  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $556,587, representing 0.1% of net assets.

(h)                                 144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(i)                                     Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(j)                                    Transactions in call options written for the year ended January 31, 2014:

	Contracts	Premiums
Options outstanding, January 31, 2013	5,740	$306,244
Options written	59,625	3,692,442
Options terminated in closing transactions	(27,120)	(1,630,575)
Options expired	(34,415)	(2,147,614)
Options outstanding, January 31, 2014	3,830	$220,497

(k)           Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities – Assets
Common Stock	$398,688,871	$ –	$ –	$398,688,871
Convertible Preferred Stock:
Airlines	–	4,943,974	–	4,943,974
Automobiles	–	–	3,604,568	3,604,568
Biotechnology	–	–	4,170,353	4,170,353
Capital Markets	–	3,921,894	143,646	4,065,540
Commercial Banks	6,176,300	–	5,469,485	11,645,785
Computers & Peripherals	–	–	3,287,138	3,287,138
Energy Equipment & Services	–	–	5,235,552	5,235,552
Household Durables	–	–	5,724,938	5,724,938
Insurance	1,988,030	–	4,310,970	6,299,000
Internet & Catalog Retail	–	–	5,736,202	5,736,202
Metals & Mining	3,057,390	4,401,781	–	7,459,171
Multiline Retail	–	–	5,989,572	5,989,572
Oil, Gas & Consumable Fuels	–	4,772,522	–	4,772,522
All Other	46,291,062	–	–	46,291,062
Convertible Bonds & Notes	–	50,518,453	–	50,518,453
Warrants	253,056	–	–	253,056
Short-Term Investments	–	46,068,249	–	46,068,249
	456,454,709	114,626,873	43,672,424	614,754,006

January 31, 2014 | Annual Report 25

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(140,575)	$–	$–	$(140,575)
Totals	$456,314,134	$114,626,873	$43,672,424	$614,613,431

At January 31, 2014, the Fund had no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2014, was as follows:

	Beginning Balance 1/31/13	Purchases		Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/14
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$–	$4,032,048		$–	–	–	$(427,480)	–	–	$ 3,604,568
Biotechnology	–	3,399,842	*	–	–	–	770,511	–	–	4,170,353
Capital Markets	1,895,942	42,197	*	(1,610,522)	–	–	(183,971)	–	–	143,646
Commercial Banks	–	5,505,182		–	–	–	(35,697)	–	–	5,469,485
Computers & Peripherals	–	3,501,021	*	–	–	–	(213,883)	–	–	3,287,138
Energy Equipment & Services	–	5,325,881	*	–	–	–	(90,329)	–	–	5,235,552
Household Durables	–	5,846,907	*	–	–	–	(121,969)	–	–	5,724,938
Insurance	–	4,122,811	*	–	–	–	188,159	–	–	4,310,970
Internet & Catalog Retail	–	4,976,675	*	–	–	–	759,527	–	–	5,736,202
Multiline Retail	–	6,164,851		–	–	–	(175,279)	–	–	5,989,572
Totals	$1,895,942	$42,917,415		$(1,610,522)	–	–	$469,589	–	–	$43,672,424

*                                         Includes securities valued at $3,184,112 which were obtained pursuant to the reorganization with AllianzGI Global Equity & Convertible Income Fund (see Note 7 of the Financial Statements).

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2014 was $317,721. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2014:

	Ending Balance at 1/31/14	Valuaton Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$43,528,778	Third-Party Pricing Vendor	Single Broker Quote	$22.48 – $962.45
Convertible Preferred Stock	143,646	Fundamental Analytical Data Relating to the Investment	Expected Recovery Value	$0.33 – $3.04

26 Annual Report | January 31, 2014

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2014 (continued)

(l)            The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statement of Assets and Liabilities at January 31, 2014:

Location	Market Price
Liability derivatives:
Call options written, at value	$(140,575)

The effect of derivatives on the Fund’s Statement of Operations for the year ended January 31, 2014:

Location	Market Price
Net realized loss on:
Call options written	$(1,180,424)
Net change in unrealized appreciation/depreciation of:
Call options written	$90,201

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended January 31, 2014 was 5,413 call options written contracts.

Glossary:

ADR           -  American Depositary Receipt

ASE              -  American Stock Exchange

REIT        -  Real Estate Investment Trust

See accompanying Notes to Financial Statements | January 31, 2014 | Annual Report 27

Statements of Assets and Liabilities

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

January 31, 2014

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Assets:
Investments, at value (cost-$1,692,396,363 and $675,061,026, respectively)	$1,726,703,183	$614,754,006
Receivable for investments sold	5,862,612	–
Dividends and interest receivable	3,845,555	1,419,868
Prepaid expenses	22,491	8,363
Total Assets	1,736,433,841	616,182,237

Liabilities:
Payable for investments purchased	10,371,047	11,363,881
Call options written, at value (premiums received-$11,202,100 and $220,497, respectively)	4,661,170	140,575
Investment management fees payable	1,337,628	437,273
Accrued expenses	575,252	454,833
Total Liabilities	16,945,097	12,396,562
Net Assets	$1,719,488,744	$603,785,675

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 and 27,708,965 shares issued and outstanding, respectively)	$945	$277
Paid-in-capital in excess of par	1,887,631,283	672,310,676
Dividends in excess of net investment income	(4,327,378)	(1,527,062)
Accumulated net realized loss	(204,663,856)	(6,770,985)
Net unrealized appreciation/depreciation	40,847,750	(60,227,231)
Net Assets	$1,719,488,744	$603,785,675
Net Asset Value Per Share	$18.19	$21.79

28 See accompanying Notes to Financial Statements | January 31, 2014 | Annual Report

Statements of Operations

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

Year ended January 31, 2014

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Investment Income:
Dividends (net of foreign withholding taxes of $827,334 and $1,048, respectively)	$53,049,540	$12,392,198
Interest	9,302,804	4,169,741
Total Investment Income	62,352,344	16,561,939

Expenses:
Investment management	15,456,990	4,752,366
Custodian and accounting agent	349,675	108,447
Shareholder communications	213,000	204,919
Trustees’	101,250	30,830
Audit and tax services	92,075	72,954
New York Stock Exchange listing	74,721	21,250
Legal	52,885	46,962
Insurance	33,530	12,066
Transfer agent	24,697	22,090
Miscellaneous	74,352	18,890
Total Expenses	16,473,175	5,290,774
Less: Reimbursement from Investment Manager (see Note 4)	(343,450)	(99,601)
Net Expenses	16,129,725	5,191,173

Net Investment Income	46,222,619	11,370,766

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,347,330	24,673,382
Call options written	(89,442,990)	(1,180,424)
Net change in unrealized appreciation/depreciation of:
Investments	144,787,474	32,797,842
Call options written	28,059,531	90,201
Foreign currency transactions	–	(133)
Net realized and change in unrealized gain	150,751,345	56,380,868
Net Increase in Net Assets Resulting from Investment Operations	$196,973,964	$67,751,634

See accompanying Notes to Financial Statements | January 31, 2014 | Annual Report 29

Statements of Changes in Net Assets

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

Dividend, Interest & Premium Strategy:

	Year ended January 31,
	2014	2013
Investment Operations:
Net investment income	$46,222,619	$49,689,000
Net realized gain (loss)	(22,095,660)	11,770,870
Net change in unrealized appreciation/depreciation	172,847,005	94,572,054
Net increase in net assets resulting from investment operations	196,973,964	156,031,924

Dividends and Distributions to Shareholders from:
Net investment income	(51,191,451)	(62,994,233)
Return of capital	(118,952,335)	(107,149,551)
Total dividends and distributions to shareholders	(170,143,786)	(170,143,784)
Total increase (decrease) in net assets	26,830,178	(14,111,860)

Net Assets:
Beginning of year	1,692,658,566	1,706,770,426
End of year*	$1,719,488,744	$1,692,658,566
*Including dividends in excess of net investment income of:	$(4,327,378)	$(3,494,252)

Equity & Convertible Income:

	Year ended January 31,
	2014	2013
Investment Operations:
Net investment income	$11,370,766	$8,809,673
Net realized gain	23,492,958	14,894,241
Net change in unrealized appreciation/depreciation	32,887,910	19,565,500
Net increase in net assets resulting from investment operations	67,751,634	43,269,414

Dividends and Distributions to Shareholders from:
Net investment income	(20,570,690)	(6,245,173)
Net realized gains	(9,763,007)	(18,735,519)
Total dividends and distributions to shareholders	(30,333,697)	(24,980,692)

Capital Share Transactions:
Issued in reorganization (see Note 7)	117,984,152	–
Total increase in net assets	155,402,089	18,288,722

Net Assets:
Beginning of year	448,383,586	430,094,864
End of year*	$603,785,675	$448,383,586
* Including undistributed (dividends in excess of) net investment income of:	$(1,527,062)	$3,187,252

30 See accompanying Notes to Financial Statements | January 31, 2014 | Annual Report

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

1. Organization and Significant Accounting Policies

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) and AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are

January 31, 2014 | Annual Report 31

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager, and to NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors U.S. LLC (“Allianz Global Investors”)(each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), affiliates of the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Advisers monitor the continued appropriateness of methods applied and determine if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

32 Annual Report | January 31, 2014

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

The prices of certain portfolio securities may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time each Fund’s NAV is calculated. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Funds.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•                Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates or other market corroborated inputs

•                Level 3 – valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

January 31, 2014 | Annual Report 33

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends.

34 Annual Report | January 31, 2014

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Funds declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the

January 31, 2014 | Annual Report 35

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

(g) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

36 Annual Report | January 31, 2014

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

2. Principal Risks (continued)

Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Equity & Convertible Income held convertible securities with a Lehman Brothers entity as counterparty at the time the relevant Lehman Brothers entity filed for protection. The underlying securities were subsequently moved into escrow. These securities are valued using a discounted amount on previous sale prices and estimated remaining distributions.

January 31, 2014 | Annual Report 37

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds write (sell) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

4. Investment Manager/Sub-Advisers

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Pursuant to its Agreement, Equity & Convertible Income pays the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of its average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

38 Annual Report | January 31, 2014

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

4. Investment Manager/Sub-Advisers (continued)

The Investment Manager has retained the Sub-Advisers to manage Dividend, Interest & Premium Strategy. NFJ manages the equity component and Allianz Global Investors manages the convertible and index option strategy components of the Fund. Allianz Global Investors serves as the sole sub-adviser to Equity & Convertible Income. Pursuant to Sub-Advisory Agreements, the Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

The Investment Manager reimbursed Dividend, Interest & Premium Strategy and Equity & Convertible Income in the amounts of $343,450 and $99,601, respectively, due to certain expenses borne by each Fund that should have been incurred by the Investment Manager. These amounts, which include interest, are presented as “Reimbursement from Investment Manager” on the Statements of Operations.

Effective July 1, 2013, the Investment Manager entered into Amended and Restated Portfolio Management Agreements with Allianz Global Investors U.S. LLC with respect to each Fund (the “Amended Agreements”). The Amended Agreements reflect recent changes in the names of the Funds and Allianz Global Investors U.S. LLC. The Amended Agreements are otherwise substantially identical to the previous Portfolio Management Agreements.

5. Investments in Securities

For the year ended January 31, 2014, purchases and sales of investments, other than short-term securities were:

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Purchases	$1,025,571,527	$497,472,832
Sales	1,286,528,309	504,078,150

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2014			Year ended January 31, 2013
	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital
Dividend, Interest & Premium Strategy	$51,191,451	–	$118,952,335	$62,994,233	–	$107,149,551
Equity & Convertible Income	30,333,697	–	–	24,980,692	–	–

(1)  Includes short-term gains, if any.

January 31, 2014 | Annual Report 39

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2014

6. Income Tax Information (continued)

At January 31, 2014, the components of distributable earnings were:

				Post-October Capital Loss(3)
	Ordinary Income	Capital Loss Carryforwards(2)		Short-Term	Long-Term
Dividend, Interest & Premium Strategy	–	$190,237,650		$1,682,570	$4,931,073
Equity & Convertible Income	$18,004,535	24,180,535	*	–	–

*               Subject to limitations under IRC Sections 381-384 due to the merger with AllianzGI Global Equity & Convertible Income Fund (NGZ).

(2)     Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)     Capital losses realized during the period November 1, 2013 through January 31, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2014, capital loss carryforward amounts were:

		No Expiration(4)
	2018	Short-Term	Long-Term
Dividend, Interest & Premium Strategy	$178,206,547	–	$12,031,103
Equity & Convertible Income	–	–	24,180,535

(4)       Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2014, Equity & Convertible Income had capital loss carryforward which was utilized:

Post-Enactment Utilized Long-Term
Equity & Convertible Income	$78,969

40 Annual Report | January 31, 2014

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

January 31, 2014

6. Income Tax Information (continued)

For the year ended January 31, 2014, permanent “book tax” adjustments were:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in-Capital
Dividend, Interest & Premium Strategy (a)(b)	$4,135,706	$ (4,135,706)	$ –
Equity & Convertible Income (a)(b)(c)(d)(e)	4,485,610	(29,638,306)	25,152,696

These permanent “book-tax” differences were primarily attributable to:

(a) Reclassification of contingent debt

(b) Treatment of convertible securities

(c) Reclass of dividends

(d) Reclassification of non-deductible merger expenses

(e) NGZ “book-tax” difference

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2014, the aggregate cost basis and the net unrealized appreciation/depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dividend, Interest & Premium Strategy	$1,697,566,286	$176,519,537	$147,382,640	$29,136,897
Equity & Convertible Income	677,001,059	30,186,790	92,433,843	(62,247,053)

(5)         Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities and wash sale loss deferrals.

7. Reorganization

On September 24, 2013, the Boards of Trustees of Equity & Convertible Income (“NIE”) and AllianzGI Global Equity & Convertible Income Fund (“NGZ”) approved the reorganization of NGZ into NIE, pursuant to which NIE would continue as the surviving fund (the “Reorganization”). At a shareholder meeting on January 14, 2014, shareholders of NIE and NGZ approved the Reorganization, and shareholders of NIE approved the issuance of additional shares of NIE in connection with the Reorganization.

Prior to the opening of business on January 27, 2014, NIE acquired all assets and assumed the liabilities of NGZ. The effect of the transaction was to combine two funds managed by the Investment Manager, and sub-advised by Allianz Global Investors, with comparable investment objectives and strategies. The

January 31, 2014 | Annual Report 41

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

January 31, 2014

7. Reorganization (continued)

Reorganization was accomplished by a tax-free exchange of shares of NGZ, valued at $117,984,152 in total, for shares of NIE as follows:

Fund	NAV/Share	Conversion ($) Ratio	Shares Issued
AllianzGI Equity & Convertible Income Fund (NIE)	$21.82961	N/A	5,404,776
AllianzGI Global Equity & Convertible Income Fund (NGZ)	$16.80705	0.76991984	N/A

Pursuant to the Reorganization, each shareholder of NGZ received shares of NIE in an amount equal to the aggregate NAV of such shareholder’s shares of NGZ, as determined at the close of business on January 24, 2014. Cash was distributed for any fractional shares.

The investment portfolio of NGZ, with a market value of $79,732,908 and identified cost of $91,487,651 at January 24, 2014, was the principal asset acquired by NIE. For financial reporting purposes, assets received and shares issued by NIE were recorded at net asset value; however, the cost basis of the investments received from NGZ was carried forward to align ongoing reporting of NIE’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, NIE’s net assets were $486,891,792. NGZ’s net unrealized depreciation at the reorganization date was $11,754,743.

Assuming the reorganization had been completed on February 1, 2013, the beginning of NIE’s annual reporting period, NIE’s pro forma results of operations for the year ended January 31, 2014, would be as follows:

Net Investment Income	$13,681,496
Net Realized and Change in Unrealized Gain (Loss)	68,934,601
Net Increase in Net Assets Resulting from Operations	82,616,097

8. Subsequent Events

On March 7, 2014 the following quarterly dividends were declared to shareholders, payable March 28, 2014 to shareholders of record on March 17, 2014:

Dividend, Interest & Premium Strategy	$0.45 per share
Equity & Convertible Income	$0.28 per share

Effective March 14, 2014, Julian F. Sluyters became President and Chief Executive Officer of the Funds.

There were no other subsequent events identified that require recognition or disclosure.

42 Annual Report | January 31, 2014

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year:

	Year ended January 31,

	2014		2013	2012	2011	2010

Net asset value, beginning of year	$17.91		$18.06	$19.12	$17.30	$14.12
Investment Operations:
Net investment income	0.49		0.53	0.52	0.64	0.61
Net realized and change in unrealized gain (loss)	1.59		1.12	0.22	2.08	3.17
Total from investment operations	2.08		1.65	0.74	2.72	3.78
Dividends and Distributions to Shareholders from:
Net investment income	(0.54)		(0.67)	(0.56)	(0.90)	(0.60)
Net realized gains	–		–	(0.85)	–	–
Return of capital	(1.26)		(1.13)	(0.39)	–	–
Total dividends and distributions to shareholders	(1.80)		(1.80)	(1.80)	(0.90)	(0.60)
Net asset value, end of year	$18.19		$17.91	$18.06	$19.12	$17.30
Market price, end of year	$17.86		$16.65	$17.30	$17.60	$14.50
Total Investment Return (1)	18.83%		6.83%	9.07%	28.20%	17.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,719,489		$1,692,659	$1,706,770	$1,807,672	$1,635,728
Ratio of expenses to average net assets	0.94	%(2)	0.97%	0.97%	0.97%	0.98%
Ratio of net investment income to average net assets	2.69	%(2)	2.97%	2.83%	3.54%	3.95%
Portfolio turnover rate	48%		46%	50%	65%	57%

(1)       Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)       Inclusive of Reimbursement from Investment Manager (see Note 4 in the Notes to Financial Statements) of 0.02%.

See accompanying Notes to Financial Statements | January 31, 2014 | Annual Report 43

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$20.10		$19.28	$20.28	$17.58	$13.41
Investment Operations:
Net investment income	0.56		0.39	0.36	0.40	0.40
Net realized and change in unrealized gain (loss)	2.49		1.55	(0.24)	3.42	4.89
Total from investment operations	3.05		1.94	0.12	3.82	5.29
Dividends and Distributions to Shareholders from:
Net investment income	(0.92)		(0.28)	(0.46)	(0.41)	(0.99)
Net realized gains	(0.44)		(0.84)	(0.66)	(0.71)	–
Return of capital	–		–	–	–	(0.13)
Total dividends and distributions to shareholders	(1.36)		(1.12)	(1.12)	(1.12)	(1.12)
Net asset value, end of year	$21.79		$20.10	$19.28	$20.28	$17.58
Market price, end of year	$18.73		$17.91	$17.22	$19.30	$15.83
Total Investment Return (1)	12.35%		10.92%	(4.85)%	30.16%	30.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$603,786		$448,384	$430,095	$452,406	$392,092
Ratio of expenses to average net assets	1.09	%(2)	1.09%	1.08%	1.10%	1.10%
Ratio of net investment income to average net assets	2.39	%(2)	2.06%	1.87%	2.16%	2.54%
Portfolio turnover rate	82%		122%	118%	168%	94%

(1)       Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)       Inclusive of Reimbursement from Investment Manager (see Note 4 in the Notes to Financial Statements) of 0.02%.

44 Annual Report | January 31, 2014 | See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

To the Shareholders and Board of Trustees of
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund (the “Funds”) at January 31, 2014, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 25, 2014

January 31, 2014 | Annual Report 45

Tax Information (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2014, are designated as “qualified dividend income” (or the maximum amount allowable):

Dividend, Interest & Premium Strategy	93.96%
Equity & Convertible Income	35.19%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2014, that qualify for the corporate dividend received deduction is set below (or the maximum amount allowable):

Dividend, Interest & Premium Strategy	69.74%
Equity & Convertible Income	34.71%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2014. The amount that will be reported will be the amount to use on the shareholders’ 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

46 Annual Report | January 31, 2014

Shareholder Meeting Results/Proxy Voting Policies & Procedures/Changes in Investment Policy (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Shareholder Meeting Results:

The Funds held their meeting of shareholders on July 17, 2013. Shareholders voted as indicated below:

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	82,096,009	2,245,050
Re-election of Bradford K. Gallagher – Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	82,197,690	2,143,369
Re-election of James A. Jacobson – Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	82,212,171	2,128,888

The other members of the Board of Trustees at the time of this meeting, namely, Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport continue to serve as Trustees.

Equity & Convertible Income:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class III to serve until the Annual Meeting for the 2016-2017 fiscal year	19,213,312	955,177
Re-election of Bradford K. Gallagher – Class III to serve until the Annual Meeting for the 2016-2017 fiscal year	19,212,639	955,850

The other members of the Board of Trustees at the time of the meeting, namely, James A. Jacobson, Hans W. Kertess, John C. Maney†, William B. Ogden, IV, and Alan Rappaport continue to serve as Trustees.

†  Interested Trustee

Equity & Convertible Income held a special meeting of shareholders on January 14, 2014. Shareholders voted as indicated below:

	For	Against	Abstain
Proposal to approve an Agreement and Plan of Reorganization between NIE and NGZ, including the issuance by NIE of additional common shares of beneficial interest in connection therewith.	8,016,629	280,165	207,087

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Changes in Investment Policy – Equity & Convertible Income

Effective March 11, 2014, Equity & Convertible Income rescinded its non-fundamental investment policy to maintain a weighted average maturity typically ranging from five to ten years with respect to the portion of its portfolio allocated to income-producing convertible securities.

January 31, 2014 | Annual Report 47

Privacy Policy (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a

48 Annual Report | January 31, 2014

Privacy Policy (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

January 31, 2014 | Annual Report 49

Dividend Reinvestment Plan (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the

50 Annual Report | January 31, 2014

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

January 31, 2014 | Annual Report 51

Board of Trustees (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: 2005 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 – NFJ/ 2014 – 2015 – NIE fiscal year.

Trustee/Director of 65 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).  Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson
Year of Birth:1945
Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 – NFJ/ 2015 – 2016-NIE fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 – NFJ/ 2014 – 2015 – NIE fiscal year.

Trustee/Director of 65 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

52 Annual Report | January 31, 2014

Board of Trustees (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Year of Birth: 1953
Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006 – NFJ/2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014-2015 – NFJ/2015 2016 – NIE fiscal year.

Trustee/Director of 85 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

____________________

† Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

January 31, 2014 | Annual Report 53

Fund Officers (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014 Trustee of 20 funds in the Fund Complex

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 85 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2005 – NFJ/2007 – NIE

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2005 – NFJ/2007 – NIE

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013

Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006 – NFJ/2007 – NIE	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees

Hans W. Kertess
Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Carter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY, 10019

NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, TX 75201

Custodian & Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2014-02-06-8919

Allianz Global Investors Distributors LLC	AZ601AR_013114

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,000 in 2013 and $60,000 in 2014.

b) Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $15,000 in 2013 and $14,160 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Equity & Convertible Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $3,920,962 and the 2014 Reporting Period was $4,768,496.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCortis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                     The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Description of Proxy Voting Policy and Procedures

AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI U.S. has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI U.S. will not be responsible for voting of proxies that AllianzGI U.S. has not been notified of on a timely basis by the client’s custodian.

AllianzGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI U.S.’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI U.S. has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI U.S.’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AllianzGI U.S. may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI U.S. will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI U.S.

may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI U.S.’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI U.S. will vote shares on such issues. Occasionally, there may be instances when AllianzGI U.S. may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI U.S.’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI U.S. may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI U.S.’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI U.S. may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI U.S.’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI U.S. will use reasonable efforts to notify the client of proxy measures that AllianzGI U.S. deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 1, 2014, the following individual has primary responsibility for the day-to-day implementation of the AllianzGI Equity & Convertible Income Fund (“NIE” or the “Fund”):

Douglas G. Forsyth, CFA
Managing Director, Chief Investment Officer, Fixed Income U.S.

Mr. Forsyth is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s Convertible strategy in 1998. In addition to management responsibility for institutional clients worldwide, Mr. Forsyth supervises multiple open-end and closed-end mutual funds. He has more than 21 years of investment-industry experience and was previously an analyst at AEGON USA. Mr. Forsyth has a B.B.A. from the University of Iowa and is a CFA charterholder.

Justin Kass, CFA
Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined  in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team and was previously an intern on the team, adding significant depth to their proprietary Upgrade Alert Model. He has more than 15 years of investment-industry experience and previously worked at Universal Studios, Ocean Realty and the Center for Cooperatives. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

Michael E. Yee

Director, Portfolio Manager

Mr. Yee is a portfolio manager and director with Allianz Global Investors, which he joined in 1995. He has portfolio-management and research responsibilities for the Income and Growth Strategies team; prior to that, he was an analyst for the Global and Systematic team and previously worked in global and domestic portfolio administration and in client service. Mr. Yee has more than 19 years of investment-industry experience. He was previously a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

ALLIANZGI U.S.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2014 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts			Other Pooled
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)

Douglas G. Forsyth, CFA	6	7,428.8	17	2,922.8	*	7	13,360.3	**
Justin Kass, CFA	6	7,428.8	17	2,922.8	*	7	13,360.3	**
Michael E. Yee	6	7,428.8	17	2,922.8	*	7	13,360.3	**

*Of the Other Accounts, one account totaling $221.5 million in assets pay an advisory fee that is based on the performance of the account.

**Of these other pooled investment vehicles, two accounts totaling $569.8million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                 The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI U.S.’s Code of Business Conduct and Codes of Ethics, (the “Code”) which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of January 31, 2014 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2014.

AllianzGI Equity & Convertible Income Fund

PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	None
Michael Yee	$10,001 - $50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Equity & Convertible Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date:	April 1, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date:	April 1, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 1, 2014